Balance Sheet Details	6 Months Ended
Mar. 31, 2013
Balance Sheet Details
Balance Sheet Details

Note 3 — Balance Sheet Details

The components of accounts receivable are as follows (in thousands):

	March 31,	September 30,
	2013	2012

Trade and other receivables	$21,060	$17,543
Long-term contracts:
Billed	108,774	91,132
Unbilled	305,713	264,555
Allowance for doubtful accounts	(651)	(463)
Total accounts receivable	434,896	372,767
Less estimated amounts not currently due	(20,830)	(22,070)
Current accounts receivable	$414,066	$350,697

The amount classified as not currently due is an estimate of the amount of long-term contract accounts receivable that will not be collected within one year from March 31, 2013 under transportation systems contracts in the U.S. and Australia. The non-current balance at September 30, 2012 represented non-current amounts due from customers under transportation systems contracts in the same locations.

Inventories consist of the following (in thousands):

	March 31,	September 30,
	2013	2012
Work in process and inventoried costs under long-term contracts	$71,885	$78,796
Customer advances	(21,601)	(27,288)
Raw material and purchased parts	708	858
Net inventories	$50,992	$52,366

Pursuant to contract provisions, agencies of the U.S. government and certain other customers have title to, or security interest in, inventories related to such contracts as a result of advances, performance-based payments, and progress payments. Contract advances, performance-based payments and progress payments received are recorded as an offset against the related inventory balances for contracts that that are accounted for on a percentage-of-completion basis using units-of-delivery as the basis to measure progress toward completing the contract. This determination is performed on a contract by contract basis. Any amount of payments received in excess of the cumulative amount of accounts receivable and inventoried costs for a contract is classified as advanced payments, which is classified as a liability on the balance sheet.

At March 31, 2013, work in process and inventoried costs under long-term contracts includes approximately $1.6 million in costs incurred outside the scope of work or in advance of a contract award compared to $1.9 million at September 30, 2012. We believe it is probable that we will recover these costs, plus a profit margin, under contract change orders or awards within the next year.

Long-term capitalized contract costs include costs incurred on a contract to develop and manufacture a transportation fare system for a customer for which revenue will not begin to be recognized until the system has been delivered.